Note 11 - Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Notes to Financial Statements
Income Tax Disclosure [Text Block]
9.     Income Taxes

Because of our historically significant net operating losses, we have not paid income taxes since inception. We maintain deferred tax assets that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. These deferred tax assets are comprised primarily of net operating loss carryforwards and also include amounts relating to nonqualified stock options and research and development credits. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of our future profitability and our ability to utilize the deferred tax assets. Utilization of operating losses and credits may be subject to substantial annual limitations due to ownership change provisions of Section 382 of the Internal Revenue Code. The annual limitation may result in the expiration of net operating losses and credits before utilization.

11 .	Income Taxes

At December 31, 2014, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $64.6 million, available to offset against future taxable income which expires in varying amounts in 2019 through 2034. Additionally, we have approximately $826,000 in research and development (“R&D”) tax credits that expire in 2022 through 2034 unless utilized earlier. No income taxes have been paid to date.

Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of our NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities included the following at December 31, 2014 and 2013:

	2014	2013
Deferred tax assets:
Net operating loss carryforward	$22,831,626	$21,983,109
Research and development tax credit carryforward	825,896	799,248
Stock-based compensation expense	2,396,805	2,233,909
Total deferred tax assets	26,054,327	25,016,266

Deferred tax liabilities
Depreciation	(7,149)	(13,386)
Total deferred tax liabilities	(7,149)	(13,386)

Net deferred tax assets	26,047,178	25,002,881
Valuation allowance	(26,047,178)	(25,002,881)
	$-0-	$-0-

We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future.
A reconciliation of the income tax benefit on losses at the U.S. federal statutory rate to the reported income tax expense is as follows:

	2014	2013	2012
U.S. federal statutory rate applied to pretax loss	$(929,409)	$(776,881)	$(725,948)
Permanent differences	1,734	3,138	2,674
Research and development credits	26,648	14,047	21,236
Change in valuation allowance	901,027	759,696	702,038
Reported income tax expense	$-0-	$-0-	$-0-